                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): December 8, 2004
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                                   NuCO2 Inc.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

          Florida                       0-27378                  65-0180800
          -------                       -------                  ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)             File Number)           Identification No.)

                  2800 S.E. Market Place, Stuart, Florida           34997
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                  (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On December 9, 2004, the Registrant entered into an Amendment to the
Employment  Agreement dated as of May 13, 2002 by and between the Registrant and
William Scott Wade, its Chief  Operating  Officer.  The  Amendment,  among other things,  increases  Mr.  Wade's  annual base  salary and target cash bonus.  The
Amendment is attached hereto as Exhibit 10.1.

            On December 9, 2004, the Registrant entered into an Amendment to the
Employment  Agreement dated as of October 21, 2002 by and between the Registrant and Robert R. Galvin,  its Chief Financial Officer.  The Amendment,  among other things,  increases Mr.  Galvin's  annual base salary and target cash bonus.  The
Amendment is attached hereto as Exhibit 10.2.

            On December 9, 2004, the Registrant  entered into a letter agreement with Eric M. Wechsler,  its General Counsel.  The letter agreement,  among other things,  provides for severance  compensation  in the event that Mr.  Wechsler's employment is  involuntarily  terminated  following a "Change in Control" of the
Registrant. The letter agreement is attached hereto as Exhibit 10.3.

            On December 9, 2004, the  Compensation and Stock Option Committee of
the Board of  Directors  of the  Registrant  adopted a cash  bonus  plan for the fiscal year ending  June 30,  2005 for members of the  Registrant's  management, including its executive  officers:  Michael E. DeDomenico,  Chairman and CEO; W.
Scott Wade, Chief Operating Officer;  Robert R. Galvin, Chief Financial Officer;
and Eric M. Wechsler, General Counsel. In the event that the Registrant's EBITDA
(earnings before interest, taxes, depreciation and amortization) exceeds certain targeted amounts set forth in the plan, such executive officers will be entitled to receive cash bonuses, in the aggregate, of not less than $621,500 with higher bonuses  to be paid if the  target  amounts  are  exceeded,  provided  that such bonuses do not reduce EBITDA below such targeted amounts.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

            On December 8, 2004,  Paribas  North  America,  Inc.,  the holder of
2,500 shares of the Registrant's  Series B 8% cumulative  convertible  preferred stock,  no par  value  (the  "Series B  Preferred  Stock"),  with a  liquidation preference  value of $3,196,674 (the  "Liquidation  Preference")  converted such
Liquidation  Preference  into 247,420 shares of the  Registrant's  common stock,
$.001 par value per share,  at a price of $12.92 per share without  registration under the  Seucirities  Act of 1933,  as  amended  (the  "Securities  Act"),  in reliance upon the exemption  from  registration  provided by Section 4(2) of the
Securities  Act.  Following the conversion of the Series B Preferred  Stock,  no shares of Series B Preferred Stock are outstanding.

            On December 14, 2004, J.P. Morgan Partners (BHCA), L.P. ("JPM BHCA")
and  affiliates of JPM BHCA,  holders of warrants to purchase  915,403 shares of the common stock,  $.001 par value per share ("Common Stock") of the Registrant, pursuant to the cashless  exercise  provisions of such warrants,  exercised such warrants  for  635,242  shares of the Common  Stock of the  Registrant,  without registration  under the  Securities  Act of 1933,  as amended  (the  "Securities
Act"), in reliance upon the exemption from registration provided by Section 4(2)
of the Securities Act. In connection with such cashless  exercises,  warrants to purchase 280,161 shares of the Registrant's common stock were cancelled.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

(b)  On December 10, 2004,  Richard D. Waters,  Jr.,  resigned from the Board of
     Directors of the Registrant.  A copy of the  Registrant's  press release in connection with Mr. Waters'  resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     10.1    Amendment  dated  December 9, 2004 to  Employment  Agreement by and between the Registrant and William Scott Wade.
     10.2    Amendment  dated  December 9, 2004 to  Employment  Agreement by and between the Registrant and Robert R. Galvin.
     10.3    Letter  Agreement  dated  December  9,  2004  by  and  between  the
             Registrant and Eric M. Wechsler.
     99.1    Press Release of the Company dated December 14, 2004.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       NUCO2 INC.

Date:  December 14, 2004
                                       By: /s/ Eric M. Wechsler
                                          --------------------------------------
                                          Eric M. Wechsler,
                                          General Counsel

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